Exhibit (1) (v)


                           THE RBB FUND, INC.

                      ARTICLES SUPPLEMENTARY TO THE
                                 CHARTER


                  THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of
Assessments and Taxation of Maryland that:
                  FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment
Company Act of 1940, as amended, and having authorized capital of thirty billion (30,000,000,000) shares of common stock, par value
$.001 per share, has adopted a unanimous resolution increasing the number of shares of common stock that are classified (but not increasing the aggregate number of authorized shares) into separate classes by:

         (1) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class DDD Common Stock (Boston Partners Micro Cap Value Fund Institutional Class);

         (2) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class EEE Common Stock (Boston Partners Micro Cap Value Fund Investor Class);

                  SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:
                  A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation is set forth in Article
VI, Section (6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.
                  The shares of Classes DDD and EEE Common Stock will be issued without stock certificates.

                  THIRD: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

                  FOURTH:  Immediately before the increase in the number
of shares of common stock that have been classified into separate classes:
                           (a)    the Corporation had authority to issue
thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million four hundred thousand dollars ($30,400,000);
                           (b)    the number of shares of each authorized class
of common stock was as follows:
Class A -         one hundred million (100,000,000), par value $.001 per
                  share;
Class B -         one hundred million (100,000,000), par value $.001 per
                  share;
Class C -         one hundred million (100,000,000), par value $.001 per
                  share;
Class D -         one hundred million (100,000,000), par value $.001 per
                  share;
Class E -         five hundred million (500,000,000), par value $.001 per
                  share;
Class F -         five hundred million (500,000,000), par value $.001 per
                  share;
Class G -         five hundred million (500,000,000), par value $.001 per
                  share;
Class H -         five hundred million (500,000,000), par value $.001 per
                  share;
Class I -         one billion (1,000,000,000), par value $.001 per share;

Class J -         five hundred million (500,000,000), par value $.001 per
                  share;
Class K -         five hundred million (500,000,000), par value $.001 per
                  share;
Class L -         one billion five hundred million (1,500,000,000), par
                  value $.001 per share;
Class M -         five hundred million (500,000,000), par value $.001 per
                  share;
Class N -         five hundred million (500,000,000), par value $.001 per
                  share;
Class O -         five hundred million (500,000,000), par value $.001 per
                  share;
Class P -         one hundred million (100,000,000), par value $.001 per
                  share;
Class Q -         one hundred million (100,000,000), par value $.001 per
                  share;
Class R -         five hundred million (500,000,000), par value $.001 per
                  share;
Class S -         five hundred million (500,000,000), par value $.001 per
                  share;
Class T -         five hundred million (500,000,000), par value $.001 per
                  share;
Class U -         five hundred million (500,000,000), par value $.001 per
                  share;
Class V -         five hundred million (500,000,000), par value $.001 per
                  share;

Class W -         one hundred million (100,000,000), par value $.001 per
                  share;
Class X -         fifty million (50,000,000), par value $.001 per share;
Class Y -         fifty million (50,000,000), par value $.001 per share;
Class Z -         fifty million (50,000,000), par value $.001 per share;
Class AA -        fifty million (50,000,000), par value $.001 per
                  share;
Class BB -        fifty million (50,000,000), par value $.001 per
                  share;
Class CC -        fifty million (50,000,000), par value $.001 per
                  share;
Class DD -        one hundred million (100,000,000), par value $.001
                  per share;
Class EE -        one hundred million (100,000,000), par value $.001
                  per  share;
Class FF -        fifty million (50,000,000), par value $.001 per
                  share;
Class GG -        fifty million (50,000,000), par value $.001 per
                  share;
Class HH -        fifty million (50,000,000), par value $.001 per
                  share;
Class II -        one hundred million (100,000,000), par value $.001
                  per share;
Class JJ -        one hundred million (100,000,000), par value $.001
                  per share;

Class KK -        one hundred million (100,000,000), par value $.001
                  per share;
Class LL -        one hundred million (100,000,000), par value $.001
                  per share;
Class MM -        one hundred million (100,000,000), par value $.001
                  per share;
Class NN -        one hundred million (100,000,000), par value $.001
                  per share;
Class OO -        one hundred million (100,000,000), par value $.001
                  per share;
Class PP -        one hundred million (100,000,000), par value $.001
                  per share;
Class QQ -        one hundred million (100,000,000), par value $.001
                  per share;
Class RR -        one hundred million (100,000,000), par value $.001
                  per share;
Class SS -        one hundred million (100,000,000), par value $.001
                  per share;
Class TT -        one hundred million (100,000,000), par value $.001
                  per share;
Class UU -        one hundred million (100,000,000), par value $.001
                  per share;
Class VV -        one hundred million (100,000,000), par value $.001
                  per share;
Class WW -        one hundred million (100,000,000), par value $.001
                  per share;

Class XX -        fifty million (50,000,000), par value $.001 per
                  share;
Class YY -        one hundred million (100,000,000), par value $.001
                  per share;
Class ZZ -        one hundred million (100,000,000), par value $.001
                  per share;
Class AAA -       one hundred million (100,000,000), par value $.001
                  per share:
Class BBB -       one hundred million (100,000,000), par value $.001
                  per share;
Class CCC -       one hundred million (100,000,000), par value $.001
                  per share;
Class Alpha 1 -   seven hundred million (700,000,000), par
                  value $.001 per share;
Class Alpha 2 -   two hundred million (200,000,000), par value
                  $.001 per share;
Class Alpha 3 -   five hundred million (500,000,000), par value
                  $.001 per share;
Class Alpha 4 -   one hundred million (100,000,000), par value
                  $.001 per share;
Class Beta 1 -    one million (1,000,000), par value $.001 per
                  share;
Class Beta 2 -    one million (1,000,000), par value $.001 per
                  share;
Class Beta 3 -    one million (1,000,000), par value $.001 per
                  share;

Class Beta 4 -    one million (1,000,000), par value $.001 per
                  share;
Class Gamma 1 -   one million (1,000,000), par value $.001 per
                  share;
Class Gamma 2 -   one million (1,000,000), par value $.001 per
                  share;
Class Gamma 3 -   one million (1,000,000), par value $.001 per
                  share;
Class Gamma 4 -   one million (1,000,000), par value $.001 per
                  share;
Class Delta 1 -   one million (1,000,000), par value $.001 per
                  share;
Class Delta 2 -   one million (1,000,000), par value $.001 per
                  share;
Class Delta 3 -   one million (1,000,000), par value $.001 per
                  share;
Class Delta 4 -   one million (1,000,000), par value $.001 per
                  share;
Class Epsilon 1 - one million (1,000,000), par value $.001 per share;
Class Epsilon 2 - one million (1,000,000), par value $.001 per share;
Class Epsilon 3 - one million (1,000,000), par value $.001 per share;
Class Epsilon 4 - one million (1,000,000), par value $.001 per share;

Class Zeta 1 -    one million (1,000,000), par value $.001 per
                  share;
Class Zeta 2 -    one million (1,000,000), par value $.001 per
                  share;
Class Zeta 3 -    one million (1,000,000), par value $.001 per
                  share;
Class Zeta 4 -    one million (1,000,000), par value $.001 per
                  share;
Class Eta 1 -     one million (1,000,000), par value $.001 per
                  share;
Class Eta 2 -     one million (1,000,000) par value $.001 per
                  share;
Class Eta 3 -     one million (1,000,000), par value $.001 per
                  share;
Class Eta 4 -     one million (1,000,000), par value $.001 per
                  share;
Class Theta 1 -   one million (1,000,000), par value $.001 per
                  share;
Class Theta 2 -   one million (1,000,000), par value $.001 per
                  share;
Class Theta 3 -   one million (1,000,000), par value $.001 per
                  share; and
Class Theta 4 -   one million (1,000,000), par value $.001 per
                  share;

for a total of fourteen billion three hundred twenty-nine million (14,329,000,000) shares classified into separate classes of common stock.
                           After the increase in the number of shares of
common stock that have been classified into separate classes:
                           (c)      the Corporation has the authority to issue
thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million six hundred thousand dollars ($30,600,000); and
                           (d)      the number of authorized shares of each
class is now as follows:
Class A -         one hundred million (100,000,000), par value $.001 per
                  share;
Class B -         one hundred million (100,000,000), par value $.001 per
                  share;
Class C -         one hundred million (100,000,000), par value $.001 per
                  share;
Class D -         one hundred million (100,000,000), par value $.001 per
                  share;
Class E -         five hundred million (500,000,000), par value $.001 per
                  share;
Class F -         five hundred million (500,000,000), par value $.001 per
                  share;
Class G -         five hundred million (500,000,000), par value $.001 per
                  share;

Class H -         five hundred million (500,000,000), par value $.001 per
                  share;
Class I -         one billion (1,000,000,000), par value $.001 per share;
Class J -         five hundred million (500,000,000), par value $.001 per
                  share;
Class K -         five hundred million (500,000,000), par value $.001 per
                  share;
Class L -         one billion five hundred million (1,500,000,000), par
                  value $.001 per share;
Class M -         five hundred million (500,000,000), par value $.001 per
                  share;
Class N -         five hundred million (500,000,000), par value $.001 per
                  share;
Class O -         five hundred million (500,000,000), par value $.001 per
                  share;
Class P -         one hundred million (100,000,000), par value $.001 per
                  share;
Class Q -         one hundred million (100,000,000), par value $.001 per
                  share;
Class R -         five hundred million (500,000,000), par value $.001 per
                  share;
Class S -         five hundred million (500,000,000), par value $.001 per
                  share;
Class T -         five hundred million (500,000,000), par value $.001 per
                  share;

Class U -         five hundred million (500,000,000), par value $.001 per
                  share;
Class V -         five hundred million (500,000,000), par value $.001 per
                  share;
Class W -         one hundred million (100,000,000), par value $.001 per
                  share;
Class X -         fifty million (50,000,000), par value $.001 per share;
Class Y -         fifty million (50,000,000), par value $.001 per share;
Class Z -         fifty million (50,000,000), par value $.001 per share;
Class AA -        fifty million (50,000,000), par value $.001 per
                  share;
Class BB -        fifty million (50,000,000), par value $.001 per
                  share;
Class CC -        fifty million (50,000,000), par value $.001 per
                  share;
Class DD -        one hundred million (100,000,000), par value $.001
                  per share;
Class EE -        one hundred million (100,000,000), par value $.001
                  per share;
Class FF -        fifty million (50,000,000), par value $.001 per
                  share;
Class GG -        fifty million (50,000,000), par value $.001 per
                  share;
C0lass HH -       fifty million (50,000,000), par value $.001 per
                  share;

Class II -        one hundred million (100,000,000), par value $.001
                  per share;
Class JJ -        one hundred million (100,000,000), par value $.001
                  per share;
Class KK -        one hundred million (100,000,000), par value $.001
                  per share;
Class LL -        one hundred million (100,000,000), par value $.001
                  per share;
Class MM -        one hundred million (100,000,000), par value $.001
                  per share;
Class NN -        one hundred million (100,000,000), par value $.001
                  per share;
Class OO -        one hundred million (100,000,000), par value $.001
                  per share;
Class PP -        one hundred million (100,000,000), par value $.001
                  per share;
Class QQ -        one hundred million (100,000,000), par value $.001
                  per share;
Class RR -        one hundred million (100,000,000), par value $.001
                  per share;
Class SS -        one hundred million (100,000,000), par value $.001
                  per share;
Class TT -        one hundred million (100,000,000), par value $.001
                  per share;
Class UU -        one hundred million (100,000,000), par value $.001
                  per share;

Class VV -        one hundred million (100,000,000), par value $.001
                  per share;
Class WW -        one hundred million (100,000,000), par value $.001
                  per share;
Class XX -        fifty million (50,000,000), par value $.001 per
                  share;
Class YY -        one hundred million (100,000,000), par value $.001
                  per share;
Class ZZ -        one hundred million (100,000,000), par value $.001
                  per share;
Class AAA -       one hundred million (100,000,000), par value $.001
                  per share;
Class BBB -       one hundred million (100,000,000), par value $.001
                  per share;
Class CCC -       one hundred million (100,000,000), par value $.001
                  per share;
Class DDD -       one hundred million (100,000,000), par value $.001
                  per share;
Class EEE -       one hundred million (100,000,000), par value $.001
                  per share.
Class Alpha 1 -   seven hundred million (700,000,000), par
                  value $.001 per share;
Class Alpha 2 -   two hundred million (200,000,000), par value
                  $.001 per share;
Class Alpha 3 -   five hundred million (500,000,000), par value
                  $.001 per share;

Class Alpha 4 -   one hundred million (100,000,000), par value
                  $.001 per share;
Class Beta 1 -    one million (1,000,000), par value $.001 per
                  share;
Class Beta 2 -    one million (1,000,000), par value $.001 per
                  share;
Class Beta 3 -    one million (1,000,000), par value $.001 per
                  share;
Class Beta 4 -    one million (1,000,000), par value $.001 per
                  share;
Class Gamma 1 -   one million (1,000,000), par value $.001 per
                  share;
Class Gamma 2 -   one million (1,000,000), par value $.001 per
                  share;
Class Gamma 3 -   one million (1,000,000), par value $.001 per
                  share;
Class Gamma 4 -   one million (1,000,000), par value $.001 per
                  share;
Class Delta 1 -   one million (1,000,000), par value $.001 per
                  share;
Class Delta 2 -   one million (1,000,000), par value $.001 per
                  share;
Class Delta 3 -   one million (1,000,000), par value $.001 per
                  share;
Class Delta 4 -   one million (1,000,000), par value $.001 per
                  share;

Class Epsilon 1 - one million (1,000,000), par value $.001 per share;
Class Epsilon 2 - one million (1,000,000), par value $.001 per share;
Class Epsilon 3 - one million (1,000,000), par value $.001 per share;
Class Epsilon 4 - one million (1,000,000), par value $.001 per share;
Class Zeta 1 -    one million (1,000,000), par value $.001 per
                  share;
Class Zeta 2 -    one million (1,000,000), par value $.001 per
                  share;
Class Zeta 3 -    one million (1,000,000), par value $.001 per
                  share;
Class Zeta 4 -    one million (1,000,000), par value $.001 per
                  share;
Class Eta 1 -     one million (1,000,000), par value $.001 per
                  share;
Class Eta 2 -     one million (1,000,000) par value $.001 per
                  share;
Class Eta 3 -     one million (1,000,000), par value $.001 per
                  share;
Class Eta 4 -     one million (1,000,000), par value $.001 per
                  share;
Class Theta 1 -   one million (1,000,000), par value $.001 per
                  share;

Class Theta 2 -   one million (1,000,000), par value $.001 per
                  share;
Class Theta 3 -   one million (1,000,000), par value $.001 per
                  share;
Class Theta 4 -   one million (1,000,000), par value $.001 per
                  share;
for a total of fourteen billion five hundred twenty-nine million (14,529,000,000) shares classified into separate classes of common stock.

                  IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed Secretary on _____________, 1998.
                                                             THE RBB FUND, INC.
WITNESS:

        _______________                                     _______________
        MORGAN R. JONES                                     EDWARD J. ROACH
        Secretary                                           President

                  THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles
Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles
Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                                             _______________
                                                             EDWARD J. ROACH